UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K/A
Amendment No. 1
Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 12, 2013

Jacobs Engineering Group Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-7463	95-4081636
(State of incorporation)	(SEC File No.)	(IRS Employer identification number)

155 North Lake Avenue, Pasadena, California	91101
(Address of principal executive offices)	(Zip code)

Registrant's telephone number (including area code): (626) 578-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K of Jacobs Engineering Group Inc. (the “Registrant”) filed on December 16, 2013, in order to include the financial statements and pro forma financial information required by Item 9.01 in connection with the Registrant's acquisition of Sinclair Knight Merz Management Pty Limited (“SKMM”) and Sinclair Knight Merz Holdings Limited (“SKMH” and together with SKMM and their subsidiaries, “SKM”), which closed on December 12, 2013.
Item 9.01    Financial Statements and Exhibits.
(a)    Financial Statements of Businesses Acquired.
The audited consolidated financial statements of SKM as of and for the year ended June 23, 2013 are filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b)    Pro Forma Financial Information.

The unaudited pro forma condensed combined statements of income of the Registrant for the year ended September 28, 2013 and for the three months ended December 27, 2013 that give effect to the acquisition of SKM are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(d)	Exhibits

99.1	Audited consolidated financial statements of SKM as of and for the year ended June 23, 2013
99.2	Unaudited pro forma condensed combined statements of income of the Registrant for the year ended September 28, 2013 and for the three months ended December 27, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACOBS ENGINEERING GROUP INC.

By:    John W. Prosser, Jr.
Name:    John W. Prosser, Jr.
Title:    Executive Vice President
Finance and Administration

Date:    February 26, 2014

EXHIBIT INDEX

Exhibit No.	Description
99.1	Audited consolidated financial statements of SKM as of and for the year ended June 23, 2013
99.2	Unaudited pro forma condensed combined statements of income of the Registrant for the year ended September 28, 2013 and for the three months ended December 27, 2013